UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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EXXON MOBIL CORPORATION

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ExxonMobil

The global leader in carbon capture and storage (CCS)

ExxonMobil believes that achieving meaningful reductions in greenhouse gas emissions will require a wide range of solutions, and that CCS is one of the most vital technologies needed to mitigate the impacts of climate change.

According to the International Energy Agency (IEA) and Intergovernmental Panel on Climate Change (IPCC), CCS is one of the critical technologies required to achieve net-zero emissions and the climate goals outlined in the Paris Agreement.

With more than 30 years of experience developing and deploying CCS technologies, ExxonMobil is well positioned as the global leader in CCS.

More than 30 years of CCS experience

More CO_2 captured than any other company



Remaining 40 companies
ExxonMobil
40%
of all CO_2 captured since 1970
Next 8 companies

FIRST COMPANY TO ACHIEVE

120M
tonnes captured[2]

~1/5
equity share of global CO_2 capture capacity[2]

PROJECTS OPERATING IN → United States • Australia • Qatar

~9M
tonnes of annual carbon capture capacity[2]

→ planting 150M trees every year

23%
of 2019 CO_2 captured — more than any other company globally

[1]Global CCS Institute 2020 report and ExxonMobil analysis of 2020 facility data.
[2]Global CCS capacity: Global CCS Institute, Global Status of CCS 2020, page 19. ExxonMobil CCS capacity: ExxonMobil estimates.
[3]Calculated with US EPA GHG equivalency calculator

Dedicated to deploying CCS at scale

Progressing broad portfolio of commercial opportunities, while continuing to develop new technology solutions

ADVANCING PLANS
>20
new CCS opportunities around the world to enable large-scale emission reductions, including options for producing low carbon Hydrogen

PLANNING TO INVEST
>$3B
on lower emission energy solutions through 2025

What is CCS

CCS is the process of capturing CO_2 that would otherwise be released into the atmosphere and injecting it into deep geologic formations for safe, secure and permanent storage.

It is one of the only technologies that could enable some industry sectors to decarbonize, including the refining, chemicals, cement and steel sectors.

CAPTURE
CO_2 is captured, or separated, from the emissions source

TRANSPORT
Captured CO_2 is transported to the storage site

STORAGE
CO_2 is injected into underground reservoirs



Pipeline transportation
Deep saline aquifers
Depleted oil or gas reservoirs

To learn more visit corporate.exxonmobil.com/energy-and-innovation/carbon-capture-and-storage

© 2021 Exxon Mobil Corporation. All rights reserved.

Cautionary Statement

Statements of future events, investment opportunities or conditions in this document are forward-looking statements. Actual future results, including project plans and timing, carbon capture results, future emissions reductions and the impact of operational and technology efforts could vary depending on the ability to execute operational objectives on a timely and successful basis; national, regional and local policies; changes in laws and regulations including laws and regulations regarding greenhouse gas emissions and carbon costs; trade patterns and the development and enforcement of local, national and regional mandates; unforeseen technical or operational difficulties; the outcome of research efforts and future technology developments, including the ability to scale projects and technologies on a commercially competitive basis; changes in supply and demand and other market factors affecting future prices of oil, gas, and petrochemical products; changes in the relative energy mix across activities and geographies; the actions of competitors; changes in regional and global economic growth rates and consumer preferences; the pace of regional and global recovery from the COVID-19 pandemic and actions taken by governments and consumers resulting from the pandemic; changes in population growth, economic development or migration patterns; and other factors discussed in this document and in Item 1A. "Risk Factors" in ExxonMobil's Annual Report on Form 10-K for 2019 and subsequent Quarterly Reports on Forms 10-Q, as well as under the heading "Factors Affecting Future Results" on the Investors page of ExxonMobil's website at www.exxonmobil.com.

Important Additional Information Regarding Proxy Solicitation

Exxon Mobil Corporation ("ExxonMobil") intends to file a proxy statement and associated BLUE proxy card with the U.S. Securities and Exchange Commission (the "SEC") in connection with the solicitation of proxies for ExxonMobil's 2021 Annual Meeting (the "Proxy Statement"). ExxonMobil, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of ExxonMobil's directors and executive officers and their respective interests in ExxonMobil by security holdings or otherwise is set forth in ExxonMobil's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on February 26, 2020, ExxonMobil's proxy statement for the 2020 Annual Meeting of Shareholders, filed with the SEC on April 9, 2020 and ExxonMobil's Form 8-K filed with the SEC on December 1, 2020. To the extent holdings of such participants in ExxonMobil's securities are not reported, or have changed since the amounts described, in the 2020 proxy statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of ExxonMobil's Board of Directors for election at the 2021 Annual Meeting will be included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY'S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive Proxy Statement and other relevant documents filed by ExxonMobil free of charge from the SEC's website, www.sec.gov. ExxonMobil's shareholders will also be able to obtain, without charge, a copy of the definitive Proxy Statement and other relevant filed documents by directing a request by mail to ExxonMobil Shareholder Services at 5959 Las Colinas Boulevard, Irving, Texas, 75039-2298 or at shareholderrelations@exxonmobil.com or from the investor relations section of ExxonMobil's website, www.exxonmobil.com/investor.